SUPPLEMENT TO THE APRIL 30, 2018 PROSPECTUS

OF FIDELITY FREEDOM LIFETIME INCOME®

ISSUED BY FIDELITY INVESTMENTS LIFE

INSURANCE COMPANY (“FILI”)

Effective June 22, 2018, the following information replaces the Lifetime Income I Fund, Lifetime Income II Fund, and Lifetime Income III Fund information found under “Principal Investment Strategies” in “THE FUNDS” section:

Each of Lifetime Income I Fund, Lifetime Income II Fund, and Lifetime Income III Fund seeks high total return with a secondary objective of principal preservation as the fund approaches its ultimate target asset allocation and beyond.

FMR Co., Inc., (the Adviser) invests each Fidelity VIP Freedom Lifetime Income Fund’s assets primarily in a combination of Fidelity® funds: domestic equity funds, international equity funds, bond funds, and short-term funds.  The Fidelity VIP Freedom Lifetime Income Funds differ primarily due to their asset allocations among these fund types. The Adviser allocates the assets of each fund according to a neutral asset allocation strategy that adjusts over time until it reaches an ultimate target asset allocation. The Adviser may modify each fund’s asset allocations from time to time when in the interests of shareholders.

Lifetime Income I Fund uses a moderate asset allocation strategy designed generally for investors in retirement who were born before 1939.  The fund reaches an ultimate target allocation approximately between 2015 and 2020.

Lifetime Income II Fund uses a moderate asset allocation strategy designed generally for investors in retirement who were born between 1940 and 1949.  The fund reaches an ultimate target allocation approximately between 2025 and 2030.

Lifetime Income III Fund uses a moderate asset allocation strategy designed generally for investors in retirement who were born between 1950 and 1959.  The fund reaches an ultimate target allocation approximately between 2035 and 2040.

Important: You will find more complete information about the Funds, including the risks associated with each Fund, in their respective prospectuses, and if available, summary prospectuses. You should read them in conjunction with this prospectus. You can obtain a prospectus for any underlying Fund by calling 1-800-544-2442 or visiting Fidelity.com.

FFLI-18-01 1.9890668.100	June 22, 2018